Draft 9/30/97

                             _______________ Shares

                           DENTAL CARE ALLIANCE, INC.

                                  Common Stock

                             ______________________


                             UNDERWRITING AGREEMENT

                                                        St. Petersburg, Florida
                                                                         , 1997

Raymond James & Associates, Inc.
William Blair & Company, L.L.C.
As Representatives of the Several Underwriters
c/o Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, Florida  33716

Ladies & Gentlemen:

         Dental Care Alliance, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell an aggregate of ______ shares of common stock, $0.01 par value per share (the "Common Stock"), of the Company, to the several Underwriters named in Schedule I hereto (the "Underwriters"). Such _______ shares of Common Stock to be sold by the Company are hereinafter referred to as the "Firm Shares". In addition, the Company and certain Stockholders of the Company (the "Selling Stockholders") have agreed to sell to the Underwriters, upon the terms and conditions set forth herein, up to an additional _______ shares in the aggregate (the "Additional Shares") of the Common Stock to cover over-allotments by the Underwriters, if any. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares."

         The Company and the Selling Stockholders wish to confirm as follows their agreement with you and the other several Underwriters, on whose behalf you are acting, in connection with the several purchases of the Shares from the Company and the Selling Stockholders.

         1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-1 (File

No. 333-_______), including a prospectus subject to completion, relating to the Shares. Such registration statement, as amended at the time when it becomes effective and as thereafter amended by post-effective amendment, is referred to in this Agreement as the "Registration Statement." The prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance upon Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act or as part of a post-effective amendment to the Registration Statement after the Registration Statement becomes effective, the prospectus as so filed is referred to in this Agreement as the "Prospectus." If the Company elects to rely on Rule 434 under the Act, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the term sheet contemplated by Rule 434, taken together, provided to the Underwriters by the Company in reliance on Rule 434 under the Act (the "Rule 434 Prospectus"). If the Company files another registration statement with the Commission to register a portion of the Shares pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to include the registration statement on Form S-1 (File No. 333-_____) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Act. The prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of such Registration Statement with the Commission and as such prospectus is amended from time to time until the date of the Prospectus, are collectively referred to in this Agreement as the "Prepricing Prospectus." For purposes of this Agreement, all references to the Registration Statement, the Prospectus, any Prepricing Prospectus, any Rule 434 Prospectus, any Rule 462 Registration Statement or any amendment or supplement to any of the foregoing shall be deemed to include the respective copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering Analysis and Retrieval System ("Edgar").

         2. AGREEMENTS TO SELL AND PURCHASE. The Company hereby agrees to sell the Firm Shares to the Underwriters and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company at a purchase price of $_____ per Share (the "purchase price per Share"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares as adjusted pursuant to Section 11 hereof).

         The Company and the Selling Stockholders hereby also agree, severally and not jointly, to sell to the Underwriters, and upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right for 30 days from the date of the Prospectus to purchase from the Company and the Selling Stockholders up to
___ Additional Shares (in accordance with Schedule II hereof) at the purchase price per Share for the Firm Shares. The Additional Shares may be purchased solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase the number of Additional Shares (subject to such adjustments as you may determine to avoid fractional shares) which bears the same proportion to the total number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares as adjusted pursuant to Section 11 hereof) bears to the total number of Firm Shares.

         3. TERMS OF PUBLIC OFFERING. The Company and the Selling Stockholders have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

         4. DELIVERY OF THE SHARES AND PAYMENT THEREFOR. Delivery to the Underwriters of the Firm Shares and payment therefor shall be made at the offices of Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida, at 10:00 a.m., St. Petersburg, Florida time, on , 1997 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Company.

         Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the offices of Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida, at 10:00 a.m., St. Petersburg, Florida time, on such date or dates (the "Additional Closing Date") (which may be the same as the Closing Date but shall in not event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of notice hereinafter referred to) as shall be specified in a written notice from Raymond James & Associates, Inc. on behalf of the Underwriters to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. Such notice may be given to the Company and the Selling Stockholders by Raymond James & Associates, Inc. at any time within 30 days after the date of the Prospectus. The place of closing for the Additional Shares and the Additional Closing Date may be varied by agreement among you, the Company and any of the Attorneys-in-Fact (as such term is defined herein).

         Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 1:00 p.m., St. Petersburg, Florida time, not later than the second full business day preceding the Closing Date or the Additional Closing Date, as the case may be. Such certificates shall be made available to you in St. Petersburg, Florida for inspection and packaging not later than 9:30 a.m., St. Petersburg, Florida time, on the business date immediately preceding the Closing Date or the Additional Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Additional Closing Date, as the case may be, against payment of the purchase price therefor by certified or official bank check or checks to the order of, or by wire transfer to the account of, the Company, in same day available funds against the delivery of the certificates for the Firm Shares and any Additional Shares, as the case may be.

         5. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters as follows:

                  (a) The Company will use its best efforts to cause the Registration Statement to become effective and will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) if Rule 430A under the Act is employed, when the Prospectus has been timely filed pursuant to Rule 424(b) under the Act, (iii) of any request by the Commission for amendments or supplements to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purposes and
         (v) within the period of time referred to in Section 5(e) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of any event that comes to the attention of the Company that makes any statement made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue in any material respect or that requires the making of any additions thereto or changes therein in order to make the statements therein not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time. If the Company elects to rely on Rule 434 under the Act, the Company will provide the Underwriters with copies of the form of Rule 434 Prospectus (including copies of a term sheet that complies with the requirements of Rule 434 under the Act), in such number as the Underwriters may reasonably request, and file with the Commission in accordance with Rule 424(b) of the Act the form of Prospectus complying with Rule 434(b)(2) of the Act before the close of business on the first business day immediately following the date hereof. If the Company elects not to rely on Rule 434 under the Act, the Company will provide the Underwriters with copies of the form of Prospectus, in such number as the Underwriters may reasonably request, and file with the Commission such Prospectus in accordance with Rule 424(b) of the Act before the close of business on the second business day immediately following the date hereof. To the extent applicable, the copies of the Registration Statement and each amendment thereto (including all exhibits filed therewith), any Prepricing Prospectus, Prospectus or any Rule 434 Prospectus (in each case, as amended or supplemented) furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to Edgar.

                  (b) The Company will furnish to you, without charge, two signed duplicate originals of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto as you may reasonably request. To the extent applicable, the copies of the Registration Statement and each amendment thereto (including all exhibits filed therewith), any Prepricing Prospectus,

         Prospectus, any Rule 434 Prospectus or any Rule 462 Registration Statement (in each case, as amended or supplemented) furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to Edgar.

                  (c) The Company will not file any Rule 462 Registration Statement or any amendment to the Registration Statement or make any amendment or supplement to the Prospectus unless (A) you shall have previously been advised thereof and given a reasonable opportunity to review such filing, amendment or supplement, and (B) you have not reasonably objected to such filing, amendment or supplement after being so advised.

                  (d) Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to you, without charge, in such quantities as you have requested or may hereafter reasonably request, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

                  (e) As soon after the execution and delivery of this Agreement as is practicable and thereafter from time to time for such period as in the reasonable opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, and for so long a period as you may request for the distribution of the Shares, the Company will deliver to each Underwriter, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as they may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If at any time prior to the later of (i) the completion of the distribution of the Shares pursuant to the offering contemplated by the Registration Statement or (ii) the expiration of prospectus delivery requirements with respect to the Shares under
         Section 4(3) of the Act and Rule 174 thereunder, any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company will forthwith prepare and, subject to Sections 5(a) and 5(c) hereof, file with the Commission and use its best efforts to cause to become effective as promptly as possible an appropriate supplement or amendment thereto, and will furnish to each Underwriter who has previously requested Prospectuses, without charge, a reasonable number of copies thereof.

                  (f) The Company will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject. In the event that the qualification of the Shares in any jurisdiction is suspended, the Company shall so advise you promptly in writing.

                  (g) The Company will make generally available to its security holders a consolidated earnings statement (in form complying with the Provisions of Rule 158), which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and the Rule 462 Registration Statement, if any, and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

                  (h) During the period ending five years from the date hereof, the Company will furnish to you and, upon your request, to each of the other Underwriters, (i) as soon as available, a copy of each proxy statement, quarterly or annual report or other report of the Company mailed to stockholders or filed with the Commission, the NASD or the Nasdaq Stock Market or any securities exchange and (ii) from time to time such other information concerning the Company as you may reasonably request. To the extent applicable, the copies of the Registration Statement and each amendment thereto (including all exhibits filed therewith), any Prepricing Prospectus, Prospectus, any Rule 434 Prospectus or any Rule 462 Registration Statement (in each case, as amended or supplemented) furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to Edgar.

                  (i) If this Agreement shall terminate or shall be terminated after execution pursuant to any provision hereof (except pursuant to a termination under Section 13 hereof) or if this Agreement shall be terminated by the Underwriters because of any inability, failure or refusal on the part of the Company or the Selling Stockholders to perform any agreement herein or to comply with any of the terms or provisions hereof, the Company agrees to reimburse you and the other Underwriters for all out-of-pocket expenses (including travel expenses and fees and expenses of counsel for the Underwriters but excluding wages and salaries paid by you) reasonably incurred by you in connection herewith.

                  (j) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder for the purposes set forth under "Use of Proceeds" in the Prospectus.

                  (k) If Rule 430A under the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act.

                  (l) For a period of 180 days after the date of the Prospectus first filed pursuant to Rule 424(b) under the Act, without your prior written consent, the Company will not, directly or indirectly, issue, sell, offer or contract to sell or otherwise dispose of or transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock (collectively, "Company Securities") or any rights to purchase Company Securities, except for issuances of Company Securities (i) to the Underwriters pursuant to this Agreement, (ii) not exceeding an aggregate of [______] shares Common Stock (including securities to purchase Common Stock) under the Company's presently authorized Omnibus Executive Incentive Compensation Plan, (iii) in accordance with the terms of options or warrants issued by the Company on or prior to the date hereof and described in the Registration Statement, (iv) to the owners of dental practices in connection with the acquisition of the stock or assets of such practices by the Company or by any professional association that has entered into a management agreement with the Company relating to any such dental practice or (v) in connection with the acquisition by the Company of professional practice management organizations.

                  (m) Prior to the Closing Date or the Additional Closing Date, as the case may be, the Company will furnish to you, as promptly as possible, copies of any unaudited interim financial statements of the Company for any period subsequent to the periods covered by the financial statements appearing in the Prospectus.

                  (n) The Company will comply with all provisions of any undertakings contained in the Registration Statement.

                  (o) The Company will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                  (p) The Company will use its best efforts to qualify or register its Common Stock for sale in non-issuer transactions under (or obtain exemptions from the application of) the Blue Sky laws of each state where necessary to permit market making transactions and secondary trading, and will comply with such Blue Sky laws and will continue such qualifications, registrations and exemptions in effect for a period of five years after the date hereof.

                  (q) The Company will timely file within the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ/NMS") all documents and notices required by the NASDAQ/NMS of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the NASDAQ/NMS.

         6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter on the date hereof, and shall be deemed to represent and warrant to each Underwriter on the Closing Date and the Additional Closing Date, that:

                  (a) The Company satisfies all of the requirements of the Act for use on Form S-1, and for the offering of Shares contemplated hereby. Each Prepricing Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424(a) under the Act, complied when so filed in all material respects with the provisions of the Act, except that this representation and warranty does not apply to statements in or omissions from such Prepricing Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

                  (b) The Registration Statement (including any Rule 462 Registration Statement), in the form in which it becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus, and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, will comply in all material respects with the provisions of the Act and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

                  (c) The capitalization of the Company is and will be as set forth in the Prospectus as of the date set forth therein. All the outstanding shares of Common Stock of the Company have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and non-assessable and are free of any preemptive or similar rights; except as set forth in the Prospectus, the Company is not a party to or bound by any outstanding options, warrants, or similar rights to subscribe for, or contractual obligations to issue, sell, transfer or acquire, any of its capital stock or any securities convertible into or exchangeable for any of such capital stock; the Shares to be issued and sold to the Underwriters by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights; the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus (or any amendment or supplement thereto); and the delivery of certificates for the Shares against payment therefor pursuant to the terms of this Agreement will pass valid title, to the Shares, free and clear of any claim, encumbrance or defect in title, to the several Underwriters purchasing the Shares in good faith and without notice of any lien, claim or encumbrance. The certificates for the Shares are in valid and sufficient form.

                  (d) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties, net worth, results of operations or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                  (e) The Company does not own a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization, except that prior to the Closing Date the Company shall form Dental Care Alliance of Florida, Inc. and Dental Care Alliance of Michigan, Inc., each of which shall be a wholly owned subsidiary of the Company (collectively, the "Subsidiaries"). On the Closing Date, and on any Additional Closing Date, each of the Subsidiaries will be a corporation duly organized validly existing and in good standing under the laws of the state of its incorporation with full corporate power and authority to own, lease and operate its properties and to conduct its business as contemplated by the Registration Statement and the Prospectus (and any amendment or supplement thereto), and will be duly registered and qualified to conduct its business and will be in good standing in each other jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not, individually or in the aggregate, have a Material Adverse Effect. On the Closing Date, and on any Additional Closing Date, all of the outstanding shares of capital stock of each of the Subsidiaries will have been duly authorized and validly issued, fully paid and nonassessable, and be owned by the Company directly or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

                  (f) There are no legal or governmental proceedings pending or, to the best knowledge of the Company, threatened, against the Company or any of the Subsidiaries or to which the Company or any of the Subsidiaries or to which any of their respective properties, is subject, nor, to the best knowledge of the Company after reasonably inquiry, pending or threatened against any of the dental practice groups with which the Company has management service agreements (each a "Practice Group") or any individual dentist practicing in any Practice Group (each a "Dentist") or to which any

         Practice Group or any Dentist, or to which any of their respective properties, is subject, in each case that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) but are not described as required. Except as described in the Prospectus, there is no action, suit, inquiry, proceeding, or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best knowledge of the Company, threatened, against or involving the Company or any of the Subsidiaries nor, to the best knowledge of the Company after reasonably inquiry, pending or threatened against any Practice Group or any Dentist, in each case which might individually or in the aggregate prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, net worth or results of operations or prospects of the Company or any of its Subsidiaries nor, to the knowledge of the Company, is there any basis for any such action, suit, inquiry, proceeding, or investigation. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company and are enforceable against the Company or such Subsidiary in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and the Company nor any Subsidiary, nor to the Company's knowledge, any other party, is in breach of or default under any of such contracts.

                  (g) Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or bylaws, or other organizational documents, nor is the Company or any of the Subsidiaries in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in (i) any bond, debenture, note or any other evidence of indebtedness, or (ii) any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound; and there does not exist any state of facts which constitutes an event of default on the part of the Company or any of the Subsidiaries as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default.

                  (h) The execution and delivery of this Agreement and the performance by the Company of its obligations under this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the

         Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, conveyance, reorganization, and similar laws affecting rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  (i) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby
         (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which will be, or have been, effected in accordance with this Agreement) or conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organization documents, of the Company or any of the Subsidiaries or
         (ii) conflicts or will conflict with or constitutes a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or results in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, which conflicts, breaches or defaults in this clause (ii) would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

                  (j) Except as described in the Prospectus, the Company does not have outstanding and at the Closing Date (and the Additional Closing Date, if applicable) will not have outstanding any options to purchase or any warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock or any such warrants or convertible securities or obligations. No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement that have not been satisfied or heretofore waived in writing.

                  (k) Price Waterhouse, the certified public accountants who have certified the financial statements filed as part of the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants as required by the Act.

                  (l) The financial statements, together with related schedules and notes, included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and Prospectus (and any amendment or supplement thereto) is accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No other financial statements or schedules are required to be included in the Registration Statement.

                  (m) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), (i) neither the Company nor any Subsidiary has incurred any liabilities or obligations, indirect, direct or contingent, or entered into any other transaction in any case other than in the ordinary course of business or which could, individually or in the aggregate, have a Material Adverse Effect; (ii) the Company and its Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company and its Subsidiaries are not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock (other than upon the sale of the Shares hereunder and upon the exercise of options and warrants described in the Prospectus) or any material increase or decrease in indebtedness of the Company, its Subsidiaries and its predecessors (other than in the ordinary course of business); and (v) there has not been any Material Adverse Effect, or any development involving or which may reasonably be expected, individually or in the aggregate, to involve a potential future Material Adverse Effect.

                  (n) The Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except (i) such as are described in the Prospectus (or any amendment or supplement thereto) or
         (ii) such as are not materially burdensome and do not interfere in any material respect with the use of the property or the conduct of the business of the Company and the Subsidiaries taken as a whole. The property (real and personal) held under lease by the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases with only such exceptions as in the aggregate are not materially burdensome and do not interfere in any material respect with the conduct of the business of the Company and the Subsidiaries taken as a whole.

                  (o) The Company has not distributed and will not distribute on or prior to the Closing Date or the Additional Closing Date, as the case may be, any offering material in connection with the offering and sale of the Shares other than the Prepricing Prospectus, the Prospectus, or other offering material, if any, as permitted by the Act and the Rules and Regulations.

                  (p) The Company has not taken, directly or indirectly, any action which constituted, or any action designed, or which might reasonably be expected to cause or result in or constitute, under the Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (q) The Company is not an "investment company," an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company within the meaning of the Investment Company Act of 1940, as amended.

                  (r) The Company and each of the Subsidiaries, and, to the Company's knowledge, each Practice Group and each Dentist, (i) owns or possesses and is operating in compliance with the terms, provisions and conditions of all authorizations, approvals, orders, licenses, registrations, certificates and permits (collectively, "Permits") of and from all governmental regulatory officials and bodies necessary to conduct their respective businesses, subject to such qualifications as are set forth in the Prospectus (or any amendment or supplement thereto), (ii) has made all necessary filings required under any federal or state law, rule or regulation and (iii) has obtained all necessary authorizations, consents and approvals (collectively, "Approvals") from other persons or governmental agencies in each case that are necessary to own or lease its properties and assets and to the conduct of its business, except where the failure to so own or possess, comply, file or obtain, individually or in the aggregate, would not have a Material Adverse Effect. Each such Permit is valid and in full force and effect and there is no proceeding pending or, to the Company's knowledge, threatened (or any basis therefor) that could cause any such Permit, filing or Approval that is material to the conduct of the business of the Company as presently conducted to be revoked, withdrawn, canceled, suspended or not renewed. Except as described in the Prospectus, the Company and each of the Subsidiaries, and, to the Company's knowledge, each Practice Group and each Dentist, is operating in material compliance with all applicable laws and regulations relating to health care and franchising, including, without limitation, those relating to reimbursement by governmental agencies and the corporate practice of medicine. The Company has not been made aware of, or been put on notice that, any Dentist or Practice Group is not practicing in material compliance with all such laws and regulations.

                  (s) The Company does not know of any federal or state laws, rules or regulations, or any legal or governmental proceedings, relating to franchising or the provision of health care services or reimbursement therefor in the jurisdictions in which the Company or any of the Subsidiaries conduct their respective business, and there are no contracts or documents to which the Company or any of the Subsidiaries is a party, in each case the failure to comply with which, whether singly or in the aggregate, would have a Material Adverse Effect, which are not described in the Registration Statement or the Prospectus.

                  (t) Neither the Company nor any of the Subsidiaries is required to obtain or maintain any of the following: (a) certificates of need or determinations of need issued by any state health planning agency or state department of health; (b) accreditation or authorization from the Joint Commission on the Accreditation of Health Care Organizations or similar quasi-governmental organization; or (c) registration, authorization or license from any federal or state agency, insurance carrier or other third party payor in order for the Practice Groups to receive reimbursement for professional services provided to the public; except, in each case, for certificates, determinations, accreditations, authorizations, registrations, authorizations and licenses which have been obtained and are maintained and are described in the Prospectus.

                  (u) The Company and its Subsidiaries are conducting their respective businesses in compliance with the laws, rules and regulations applicable thereto, including laws, rules and regulations relating to franchising, the payment of fees for the referral of patients, fee-splitting and the corporate practice of medicine. The provisions of the Company's management agreements and its other business arrangements with any Practice Group, and the operations of the Company in accordance with the terms of such management agreements or arrangements, are in compliance with applicable law and government regulation, including without limitation laws, rules and regulations relating to franchising the payment of fees for the referral of patients, fee-splitting and the corporate practice of medicine.

                  (v) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated, except such as have been obtained or made.

                  (w) The Company, its Subsidiaries and its predecessors have complied and the Company and its Subsidiaries will comply in all material respects with wage and hour determinations issued by the U.S. Department of Labor under the Service Contract Act of 1965 and the Fair Labor Standards Act in paying its employees' salaries, fringe benefits, and other compensation for the performance of work or other duties in connection with contracts with the U.S. government. The Company, its Subsidiaries and its predecessors have complied and the Company and its Subsidiaries will comply in all material respects with the terms of all certifications and representations made to the U.S. Government in connection with the submission of any bid or proposal or any contract. The Company, its Subsidiaries and its predecessors have complied in all material respects and the Company and its Subsidiaries will comply in all material respects with the requirements of the American with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act, the Civil Rights Act of 1964 (Title VII), as amended, the Age Discrimination in Employment Act and other applicable federal and state employment and labor laws.

                  (x) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (y) Neither the Company, its Subsidiaries nor its predecessors have, directly or indirectly, at any time during the past five years
         (i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal, state or foreign governmental official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions.

                  (z) The Company and the Subsidiaries have obtained all required permits, licenses, and other authorizations, if any, which are required under federal, state, local and foreign statutes, ordinances and other laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, chemicals, or industrial, hazardous, or toxic materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata) or otherwise relating to the manufacture, processing, distribution use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, hazardous, or toxic materials or wastes, or any regulation, rule, code, plan, order, decree, judgment, injunction, notice, or demand letter issued, entered, promulgated, or approved thereunder ("Environmental Laws"), other than such permits, licenses, and other authorizations the failure of which to obtain could not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries are in material compliance with all terms and conditions of all required permits, licenses, and authorizations, and are also in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in the Environmental Laws. There is not pending or, to the best knowledge of the Company, threatened civil or criminal litigation, notice of violation, or administrative proceeding relating in any way to the Environmental Laws (including but not limited to notices, demand letters, or claims under the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Emergency Planning and Community Right to Know Act of 1986, as amended ("EPCRA"), the Clean Air Act, as amended ("CAA"), or the Clean Water Act, as amended ("CWA") and similar federal, foreign, state, or local laws) involving the Company or the Subsidiaries. There have not been and there are not any past, present, or foreseeable future events, conditions, circumstances, activities, practices, incidents, actions, or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study, or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release, or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, hazardous, or toxic material or waste, including , without limitation, any liability arising, or any claim, action, demand, suit, proceeding, hearing, study, or investigation which may be brought, under RCRA, CERCLA, EPCRA, CAA, CWA or similar federal, foreign, state or local laws, which events, conditions, circumstances, activities, practices, incidents, actions, or plans could, individually or in the aggregate, have a Material Adverse Effect.

                  (aa) The Company and the Subsidiaries own and have full right, title and interest in and to, or have valid licenses to use, each material trade name, trademark or service mark under which the Company or any of the Subsidiaries or any licensee conducts its business, and the Company has created no lien or encumbrance on, or granted any right or license with respect to, any such trade name, trademark or service mark except as described in the Prospectus; there is no claim pending against the Company or any of the Subsidiaries with respect to any trade name, trademark or service mark and neither the Company nor any of its Subsidiaries have received notice that any trade name, trademark or service mark which it or its licensees use or have used in the conduct of their respective businesses infringes upon or conflicts with the rights of any third party.

                  (bb) All offers and sales of the Company's and its Subsidiaries' capital stock prior to the date hereof were made in compliance with the Act and all other applicable state and federal laws or regulations (or in compliance with exemptions available under such laws and regulations).

                  (cc) The Shares have been duly authorized for trading on the NASDAQ/NMS subject to notice of issuance and upon consummation of the offering contemplated hereby the Company will be in compliance with the designation and maintenance criteria applicable to NASDAQ/NMS issuers.

                  (dd) All federal, state and local tax returns required to be filed by or on behalf of the Company, any of its Subsidiaries or any of its predecessors with respect to all periods ended prior to the date of this Agreement have been filed (or are the subject of valid extension) with the appropriate federal, state and local authorities and all such tax returns, as filed, are accurate in all material respects. All federal, state and local taxes (including estimated tax payments) required to be shown on all such tax returns or claimed to be due from or with respect to the business of the Company or any of the Subsidiaries have been paid or reflected as a liability on the financial statements of the Company and the Subsidiaries for appropriate periods, except for those taxes or claims therefor which are being contested by the Company in good faith and for which appropriate reserves are reflected in the Company's financial statements. All deficiencies asserted as a result of any federal, state or local tax audits have been paid or finally settled and no issue has been raised in any such audit which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period no so audited. No state of facts exists or has existed which would constitute grounds for the assessment of any tax liability with respect to the periods which have not been audited by appropriate federal, state or local authorities. There are not outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state or local tax return for any period. On the Closing Date, and Additional Closing Date, if any, all stock transfer and other taxes which are required to be paid in connection with the sale of the shares to be sold by the Company to the Underwriters will have been fully paid by the Company and all laws imposing such taxes will have been complied with.

                  (ee) Except as set forth in the Prospectus, there are no transactions with any director or executive officer of the Company, with any nominee for election as a director of the Company, with any beneficial owner of 5% or more of any class of securities of the Company, with any promoter or affiliate of the Company (as such terms are defined in Rule 405 promulgated under the Act), or with any member of the immediate family of any of the foregoing persons, which are required by the Act and the applicable rules and regulations thereunder to be disclosed in the Registration Statement.

                  (ff) Each officer and director of the Company, each Selling Stockholder and each beneficial owner of Common Stock or securities entitling the holder to purchase Common Stock (other than persons who hold options to purchase Common Stock issued under the Company's Omnibus Executive Incentive Compensation Plan but do not hold any Common Stock) has agreed in writing that such person will not directly or indirectly, for a period of 180 days from the date that the Registration Statement is declared effective by the Commission (the "Lock-up Period"), offer, sell, contract to sell, grant any option to purchase, pledge or otherwise dispose of or transfer (collectively, a "Disposition") any shares of Common Stock or any securities convertible into or exchangeable for, or any right to purchase of acquire, shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than with the prior written consent of Raymond James & Associates except (i) for bona fide gifts affected other than on any securities exchange or in the over-the-counter market to donees that agree in writing to be bound by such agreement, (ii) for sales made by Selling Stockholders to the Underwriters pursuant to this Agreement to cover over-allotments, if any, (iii) for testamentary dispositions and (iv) as otherwise set forth in the lock-up letters from Dr. Matzkin and Dr. Corona to the Company and Raymond James & Associates, each dated September [__], 1997. The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such

         Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant party of its value from Securities. Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction. The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company and the Subsidiaries and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and stockholders have agreed to such or similar restrictions (the "Lock-up Agreements") presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of Raymond James & Associates.

                  (gg) Neither the Company nor any of its Subsidiaries (i) conduct business or have affiliates which conduct business in or with Cuba (ii) plan to commence doing business in or with Cuba after the effective date of the Registration Statement, (iii) are required by Florida law to report a material change in information previously reported to the State of Florida regarding business conducted in or with Cuba.

         7. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders hereby severally represents and warrants to each Underwriter on the date hereof (except as otherwise set forth herein), and shall be deemed to severally represent and warrant to each Underwriter on the Additional Closing Date, if any, that:

                  (a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Power of Attorney (the "Power of Attorney") and the Custody Agreement (the "Custody Agreement") referred to in the last paragraph of this Section 7, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder.

                  (b) This Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and this Agreement, the Power of Attorney and the Custody Agreement constitute the valid and binding agreements of such Selling Stockholder enforceable against such Selling Stockholder in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting enforcement of creditors' rights generally or the availability of equitable remedies, regardless of whether such enforcement is considered in a proceeding in equity or at law; the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, voting trust agreement, note agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or such Selling Stockholder's properties are bound, or under any order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder or the business or property of such Selling Stockholder.

                  (c) Such Selling Stockholder has, and immediately prior to the Additional Closing Date, if any, such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities, stockholder agreements, voting trusts or claims of any nature whatsoever, and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities, stockholder agreements, voting trusts or claims of any nature whatsoever (other than these arising by or through the Underwriters), will pass to the several Underwriters.

                  (d) Such Selling Stockholder will not, during the Lock-up Period, effect the Disposition of any Securities now owned or hereafter acquired by such Selling Stockholder or with respect to which such Selling Stockholder has or hereafter acquires the power of disposition, without the prior written consent of Raymond James & Associates. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than the Selling Stockholder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Such Selling Stockholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the securities held by such Selling Stockholder except in compliance with this restriction.

                  (e) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or otherwise.

                  (f) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the

         Selling Stockholder of the transactions on his part contemplated herein or in the Power of Attorney or the Custody Agreement, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Selling Stockholder.

                  (g) Such Selling Stockholder has read with the Registration Statement, the Prepricing Prospectus and the Prospectus and has no knowledge of any material fact or condition not set forth in the Registration Statement, the Prepricing Prospectus or the Prospectus which has adversely affected, or may reasonably be expected to adversely affect, the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, and the sale of the Shares proposed to be sold by such Selling Stockholder is not prompted by any such knowledge.

                  (h) All information with respect to such Selling Stockholder contained in the Registration Statement, the Prepricing Prospectus and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply in all material respects with all applicable provisions of the Act, contains and will contain all statements required to be stated therein, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (i) Such Selling Stockholder is not aware (without having conducted any investigation or inquiry) that any of the representations and warranties of the Company set forth in Section 6 above is untrue or inaccurate in any material respect.

                  (j) Other than as permitted by the Act and the Rules and Regulations, such Selling Stockholder has not distributed and will not distribute any Prepricing Prospectus or any other offering material in connection with the offering and sale of the Shares.

                  (k) On the Closing Date, and on the Additional Closing Date, if any, all stock transfer and other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by the Selling Stockholders to the several Underwriters hereunder will have been fully paid by such Selling Stockholder and all laws imposing such taxes will have been fully complied with.

         In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholders severally agree to deliver to you at least two days prior to the Closing a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         Each of the Selling Stockholders represents and warrants that certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to the Company, as custodian (the "custodian"), and that such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you, appointing Steven R. Matzkin and Mitchell Olan as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder or otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement. Each of the Selling Stockholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Stockholders under the Custody Agreement are subject to the interest of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Stockholders specifically agrees that the obligations of such Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If any individual Selling Stockholder or any executor or trustee should die or become incapacitated, or if any such estate or trust shall be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         8. EXPENSES. Whether not the transactions contemplated hereby are consummated or this Agreement becomes effective or is terminated, the Company and, unless otherwise paid by the Company, the Selling Stockholders will pay or cause to be paid (in such proportions as they may agree among themselves) the following: (i) the fees, disbursements and expenses of the Company's and Selling Stockholders' counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof and of any Prepricing Prospectus to the Underwriters and dealers; (ii) the printing and delivery (including, without limitation, postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Prepricing Prospectus, the Blue Sky memoranda, the Power of Attorney, the Master Agreement Among Underwriters, this Agreement, the Selected Dealers Agreement and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws or Blue Sky laws, including the fees of the counsel for the Underwriters in connection therewith;
(iv) the filing fees incident to securing any required review by the NASD, of the terms of the sale of the Shares and the reasonable fees and disbursements of the Underwriters' counsel relating thereto; (v) the cost of preparing stock certificates; (vi) the costs and charges of any transfer agent or registrar;
(vii) the cost of the tax stamps, if any, in connection with the issuance and delivery of the Shares to the respective Underwriters; (viii) all other fees, costs and expenses referred to in Item 13 of the Registration Statement and (ix) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders hereunder which are not otherwise specifically provided for in this Section. The provisions of this Section 8 are intended to relieve the Underwriters from the payment of the expenses and costs which the Selling Stockholders and the Company hereby agree to pay, but shall not affect any agreement which the Selling Stockholders and the Company may make or may have made, for the sharing of any of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Stockholders hereunder to the several Underwriters. Notwithstanding the foregoing, in the event that the proposed offering is terminated for the reasons set forth in Section 5(i) hereof, the Company agrees to reimburse the Underwriters as provided in Section 5(i).

         9. INDEMNIFICATION AND CONTRIBUTION. The Company and the Selling Stockholders jointly and severally agree to indemnify and hold harmless you and each other Underwriter, the directors, officers, employees and agents of each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewith, or (ii) any inaccuracy in the representations and warranties of the Company or the Selling Stockholders contained herein or any failure of the Company or the Selling Stockholders to perform their respective obligations hereunder or under law; provided, however, that with respect to any untrue statement or omission made in any Prepricing Prospectus, the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares concerned if both (A) a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such shares of Stock to such person as required by the Act, and (B) the untrue statement or omission in the Prepricing Prospectus was corrected in the

Prospectus. Notwithstanding anything in this Section 9, (A) each Selling Stockholder shall be liable under clause (i) of this paragraph to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and conformity with information furnished to the Company or any Underwriter by such Selling Stockholder, either directly or through such Selling Stockholder's representatives, for use in the preparation thereof and (B) in no event shall any Selling Stockholder's obligation under this Section 9 exceed the total proceeds received by such Selling Stockholder from the Underwriters in the offering (it being agreed that the Company shall bear the balance).

         In addition to its other obligations under this Section 9, the Company and the Selling Stockholders agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any inaccuracy in the representations and warranties of the Company or the Selling Stockholders herein or failure to perform its obligations hereunder, all as described in this
Section 9, it will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's or the Selling Stockholders' obligation to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the Company or the appropriate Selling Stockholders, as the case may be, together with interest, compounded daily determined on the basis of the base lending rate announced from time to time by Chase Manhattan Bank, N.A. (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

         If any action or claim shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company or the Selling Stockholders, such Underwriter or such controlling person shall promptly notify in writing the party(s) against whom indemnification is being sought (the "indemnifying party" or "indemnifying parties"), and such indemnifying party(s) shall assume the defense thereof, including the employment of counsel reasonably acceptable to such Underwriter or such controlling person and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel (but the Company and the Selling Stockholders shall not be liable for the fees and expenses of more than one counsel) in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying party(s) has (have) agreed in writing to pay such fees and expenses, (ii) the indemnifying party(s) has (have) failed to assume the defense and employ counsel reasonably acceptable to the Underwriter or such controlling person or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying party(s), and such Underwriter or such controlling person shall have been advised by its counsel that one or more legal defenses may be available to the Underwriter which may not be available to the Company, or that representation of such indemnified party and any indemnifying party(s) by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party(s) shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person (notwithstanding its (their) obligation to bear the fees and expenses of such counsel). The indemnifying party(s) shall not be liable for any settlement of any such action effected without its (their) written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party(s) agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment, but in the case of a judgment only to the extent stated in the immediately preceding paragraph.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Selling Stockholders, to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only with respect to information furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action or claim shall be brought or asserted against the Company, any of its directors, any such officers, or any such controlling person or the Selling Stockholders based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph, such Underwriter shall have the rights and duties given to the Company and the Selling Stockholders by the preceding paragraph (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officers, and any such controlling persons and the Selling Stockholders shall have the rights and duties given to the Underwriters by the immediately preceding paragraph.

         In addition to its other obligations under this Section 9, each Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 9 which relates to information furnished to the Company in writing by or on behalf of the Underwriters through you expressly for use in the Registration Statement, it will reimburse the Company (and, to the extent applicable, each officer, director, controlling person or Selling Stockholder) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company (and, to the extent applicable, each officer, director, controlling person or Selling Stockholder) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director, controlling person or Selling Stockholder) shall promptly return it to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

         If the indemnification provided for in this Section 9 is unavailable or insufficient for any reason whatsoever to an indemnified party under the first or fourth paragraph hereof with respect to any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company and the Selling Stockholders or the Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company and the Selling Stockholders, and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company or the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 was determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of any such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to Section 9 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 11 hereof) and not joint.

         Notwithstanding the second and fifth paragraphs of this Section 9, any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity, contribution and reimbursement agreements contained in Section 9 and the representations and warranties of the Company and the Selling Stockholders, respectively, set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any person controlling the Company or the Selling Stockholders, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company or the Selling Stockholders, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

         It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in the second and fifth paragraphs of this Section 9, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in the second and fifth paragraphs of this Section 9, and would not resolve the ultimate propriety or enforceability of the obligations to reimbursement expenses which is created by the provisions of the second and fifth paragraphs of this Section 9.

         10. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

                  (a) The Registration Statement shall have become effective not later than 4:30 p.m., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings required by Rules 424(b), 430A and 462 under the Act shall have been timely made.

                  (b) You shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement and Prospectus, (i) there shall not have been any change in the capital stock (other than pursuant to the exercise of options and warrants disclosed in the Prospectus) of the Company or any of its Subsidiaries or any material change in the indebtedness (other than in the ordinary course of business) of the Company or any of its Subsidiaries, (ii) except as set forth or contemplated by the Registration Statement or the Prospectus, no material, verbal or written agreement or other transaction shall have been entered into by the Company, any of the Subsidiaries or any Practice Group, which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company and its Subsidiaries, (iii) no loss or damage (whether or not insured) to the property of the Company, any of the Subsidiaries or any Practice Group shall have been sustained which materially or adversely affects the condition (financial or otherwise), business, results of operations or prospects of the Company or any of its Subsidiaries, (iv) no legal or governmental action, suit or proceeding affecting the Company , the Subsidiaries or any Practice Group which is material to the Company or the Subsidiaries or which affects or could reasonably be expected to affect the transactions contemplated by this Agreement shall be instituted or threatened, and (v) there shall not have been any material change in the condition (financial or otherwise), business, management, results or operations or prospects of the Company or its Subsidiaries which makes it impractical or inadvisable in your judgment to proceed with the public offering or purchase the Shares as contemplated hereby.

                  (c) You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., as counsel for the Company, dated the Closing Date, reasonably satisfactory to you and your counsel, to the effect that:

                           (i) The Company is a corporation duly incorporated
                  and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not, individually or in the aggregate, have a Material Adverse Effect.

                           (ii) Each of the Subsidiaries is a corporation duly
                  organized and validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease and operate its properties and to conduct its business a described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business require such registration or qualification, except where the failure to so register or qualify does not, individually or in the aggregate, have a Material Adverse Effect; and all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any perfected security interest, or to the best knowledge of such counsel after reasonable inquiry, any other security interest, lien, adverse claim, equity or other encumbrance.

                            (iii) The authorized capital stock of the Company
                  conforms in all respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

                           (iv) All shares of capital stock of the Company
                  outstanding prior to the issuance of the Shares to be issued and sold by the Company hereunder, have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or, to the best knowledge of such counsel after reasonable inquiry, similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company.

                           (v) To the knowledge of such counsel after reasonable
                  inquiry all offers and sales of the Company's and its Subsidiaries capital stock were made in compliance with the registration provisions of the Act and the registration provisions of all other applicable state and federal laws or regulations.

                           (vi) The Shares to be issued and sold to the
                  Underwriters by the Company and the Selling Stockholders hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or, to the best knowledge of such counsel after reasonable inquiry, similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company.

                           (vii) The form of certificates for the Shares
                  conforms in all material respects to the requirements of the applicable corporate laws of the State of Delaware.

                           (viii) The Registration Statement has become
                  effective under the Act and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission.

                           (ix) The Company has all requisite corporate power
                  and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and is a valid, legal and binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting enforcement of creditors' rights generally or the availability of equitable remedies, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                           (x) Neither the Company nor any of its Subsidiaries
                  is in violation of its certificate or articles of incorporation or bylaws, or other organizational documents.

                           (xi) Neither the offer, sale or delivery of the
                  Shares, the execution, delivery or performance of this Agreement, compliance by the Company with all provisions hereof nor consummation by the Company of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or by-laws, or other organizational documents, of the Company or any of the Subsidiaries or any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound that is known to such counsel after reasonable inquiry or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Company, the Subsidiaries or any of their respective properties.

                           (xii) No consent, approval, authorization or other
                  order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official is required on the part of the Company (except such as have been obtained under the Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the valid issuance and sale of the Shares to the Underwriters under this Agreement.

                           (xiii) The Registration Statement and the Prospectus
                  and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act.

                           (xiv) To the knowledge of such counsel after
                  reasonable inquiry (A) there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, is subject, that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that are not described as required therein, and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be. Such counsel has not been informed of any legal or governmental proceedings pending or threatened against any Practice Group, or to which any Practice Group or any of its property is subject, that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that are not described as required therein.

                           (xv) To the knowledge of such counsel after
                  reasonable inquiry, neither the Company nor any of the Subsidiaries is in violation of any federal, Delaware or Florida law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or federal, Delaware or Florida governmental agency or body having jurisdiction over the Company or any of the Subsidiaries except where such violations do not and will not, individually or in the aggregate, have a Material Adverse Effect.

                           (xvi) To the knowledge of such counsel after
                  reasonable inquiry the Company and the Subsidiaries (i) own or possess and are operating in compliance with the terms, provisions and conditions of all Permits of and from all federal, Delaware and Florida governmental regulatory officials and bodies necessary to conduct their respective businesses, (ii) have made all necessary filings required under any federal, Delaware or Florida law, rule or regulation and (iii) have obtained all necessary Approvals from other federal, Delaware or Florida persons or governmental agencies in each case that are necessary to own or lease its properties and assets and to the conduct of its business, except where the failure to so own or possess, comply, file or obtain, individually or in the aggregate, would not have a Material Adverse Effect. Each such Permit is valid and in full force and effect and there is no proceeding pending or threatened (or any basis therefor) that could cause any such Permit, filing or Approval that is material to the conduct of the business of the Company and the Subsidiaries taken as a whole as presently conducted to be revoked, withdrawn, canceled, suspended or not renewed.

                           (xvii) The property described in the Prospectus as
                  held under lease by the Company or its Subsidiaries is held under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate are not material and do not interfere in any material respect with the conduct of the business of the Company and the Subsidiaries taken as a whole.

                           (xviii) Such counsel has reviewed all agreements,
                  contracts, indentures, leases or other documents or instruments referred to in the Registration Statement and the Prospectus (other than routine contracts entered into by the Company or any of the Subsidiaries for the purchase of materials or the sale of products, entered into in the normal course of business) and such agreements, contracts, indentures, leases or other documents or instruments are fairly summarized or disclosed therein, and filed as exhibits thereto as required, and such counsel does not know, after reasonable inquiry, of any agreements, contracts, indentures, leases or other documents or instruments required to be so summarized or disclosed or filed which have not been so summarized or disclosed or filed.

                           (xix) Such counsel has no reason to believe that the
                  descriptions in the Prospectus of United States, Delaware or Florida statutes, regulations or legal or governmental proceedings, insofar as they purport to summarize certain of the provisions thereof, are other than accurate or fail to fairly present the information required to be shown.

                           (xx) The Company is not an "investment company" or an
                  "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         In rendering such opinion, counsel may rely, to the extent they deem such reliance proper, upon an opinion or opinions, each dated the Closing Date, of other counsel as to matters governed by the laws of jurisdictions other than the United States or the State of Florida or the General Corporation Law of the State of Delaware provided that (1) each such local counsel is acceptable to you and your counsel, (2) counsel shall state in their opinion that they believe that they and you are justified in relying thereon, and (3) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is in form and substance satisfactory to you. In rendering such opinion, counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Company and of governmental officials. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date. In addition, such opinion may be subject to such assumptions as are reasonable and customary in opinions of this kind.

         In rendering such opinion, in each case where such opinion is qualified by "the best knowledge of such counsel after reasonable inquiry" or "known to such counsel after reasonable inquiry," such counsel may rely as to matters of fact upon certificates of executive and other officers and employees of the Company as you and such counsel shall deem are appropriate and such other procedures as you and such counsel shall mutually agree; provided, however, in each such case, such counsel shall state that is has no knowledge contrary to the information contained in such certificates or developed by such procedures and knows of no reason why you should not reasonably rely upon the information contained in such certificates or developed by such procedures. Such counsel may state that their knowledge is limited to the knowledge of shareholders, attorneys and other employees of such counsel's firm that have given attention to matters involving the Company.

                  In addition to the opinion set forth above, such counsel shall state that during the course of their participation in the preparation of the Registration Statement and the Prospectus and the amendments thereto, nothing as come to the attention of such counsel which has caused it to believe that the Registration Statement and the Prospectus or any amendment thereto (except for the financial statements and other financial and statistical information contained therein or omitted therefrom as to which no opinion need be expressed), at the date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Registration Statement and the Prospectus as of the date of the opinion (except as aforesaid), contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) You shall have received on the Closing Date (and the Additional Closing Date, if any) the opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., as counsel for the Selling Stockholders, dated the Closing Date (and the Additional Closing Date, if any) in form and substance satisfactory to you, to the effect that:

                           (i) This Agreement, the Power of Attorney and the
                  Custody Agreement have been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting enforcement of creditors' rights generally or the availability of equitable remedies, regardless of whether such enforcement is considered in a proceeding in equity or at law; and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, voting trust agreement, note agreement, lease or other agreement or instrument of which such counsel is aware and to which such Selling Stockholder is a party or by which such Selling Stockholder or its properties are bound, or any order, rule or regulation, known to such counsel of any court or governmental agency or body applicable to such Selling Stockholders or the business or property of such Selling Stockholders.

                           (ii) No consent, approval, authorization or order of,
                  or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official, has been or is required, and to the best knowledge of such counsel after reasonable inquiry no other consent, approval, authorization has been or is required, in each case for the consummation of the transactions contemplated by this Agreement, the Power of Attorney and the Custody Agreement in connection with the Shares to be sold by each of the Selling Stockholders hereunder, except consents, approvals, authorizations or orders which have been duly obtained and are in full force and effect, such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters.

                           (iii) To the best knowledge of such counsel after
                  reasonable inquiry, immediately prior to the Additional Closing each Selling Stockholder has good and valid title to the Shares to be sold by such Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder.

                           (iv) The delivery by or on behalf of the Selling
                  Stockholders to the several Underwriters of certificates for the Shares being sold by the Selling Stockholders pursuant to this Agreement against payment therefor as provided herein will convey good and valid title to such Shares to the several Underwriters, free and clear of all security interests, pledges, liens, encumbrances, equitable interests and adverse claims. The Company is not an "adverse person," and has no "adverse claim" with respect to the sale of Shares by the Selling Stockholders for purposes of Section 678.302(2) of the Florida Statutes. For purposes of such opinion, such counsel shall be entitled to assume that (a) the several Underwriters are without notice of any "adverse claim" as such term is defined in Section 678.302(2) of the Florida Statues (except that no such assumption may be made by such counsel with respect to the Company), (b) the several Underwriters are purchasers for value in good faith for purposes of Section
                  678.302 of the Florida Statutes and (c) the rights of the several Underwriters are not limited by the provisions of
                  Section 678.302(4) of the Florida Statutes.

         In rendering such opinion, such counsel may rely upon a certificate of the Selling Stockholders as to matters of fact (i) with respect to ownership of and liens, encumbrances, equities or claims on the Shares sold by the Selling Stockholders, and (ii) with respect to any agreements, mortgages, deeds of trust, voting trusts, notes, leases or other instruments provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificates.

                  (e) You shall have received on the Closing Date (and the Additional Closing Date, if any) the opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., as special counsel for the Company for health care regulatory matters, dated the Closing Date (and the Additional Closing Date, if any) in form and substance satisfactory to you, to the effect that:

                           (i) The statements under the captions "Risk Factors
                  -- Governmental Regulation" and "-- Risks of Becoming Subject to Licensure" and "Business -- Governmental Regulation" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of Federal or Florida law, are accurate summaries in all material respects and fairly and correctly present the information called for with respect to such documents and matters.

                           (ii) Such counsel does not know, after reasonable
                  inquiry, of any federal or Florida laws, rules or regulations, or any federal or Florida legal or governmental proceedings, relating to the provision of health care services or reimbursement therefor in the jurisdictions in which the Company or any of the Subsidiaries conduct their respective businesses, or any contracts or documents to which the Company or any of the Subsidiaries is a party, the failure to comply with which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, which are not described in the Registration Statement or the Prospectus.

                           (iii) On the date of such opinion, neither the
                  Company nor any of the Subsidiaries are required to obtain or maintain any of the following: (a) certificates of need or determinations of need issued by any Florida state health planning agency or Florida state department of health; (b) accreditation or authorization from the Joint Commission on the Accreditation of Health Care Organizations or similar quasi-governmental organization; or (c) registration, authorization or license from any federal or Florida agency, insurance carrier or other third party payor in order for the Practice Groups to receive reimbursement for professional services provided to the public.

                           (iv) Such counsel has no reason to believe that the
                  Company, any of the Subsidiaries, or any Practice Group is not conducting its respective businesses in material compliance with the laws, rules and regulations applicable thereto, including laws, rules and regulations relating to the payment of fees for the referral of patients, fee-splitting and the corporate practice of medicine. The provisions of the Company's or any of the Subsidiaries' management agreements and the other business arrangements described in the Prospectus and the operations of the Company or any of the Subsidiaries in accordance with the terms of such management agreements or arrangements are in material compliance with applicable law and government regulation, including without limitation laws, rules and regulations relating to the payment of fees for the referral of patients, fee-splitting and the corporate practice of medicine.

                           (v) To the best knowledge of such counsel after
                  reasonable inquiry each Practice Group and each Dentist practicing therein (i) owns or possesses and is operating in compliance with the terms, provisions and conditions of all Permits of and from all federal, Delaware and Florida governmental regulatory officials and bodies necessary to conduct their respective businesses, (ii) has made all necessary filings required under any federal, Delaware or Florida law, rule or regulation and (iii) has obtained all necessary Approvals from other federal, Delaware or Florida persons or governmental agencies in each case that are necessary to own or lease its properties and assets and to the conduct of its business, except where the failure to so own or possess, comply, file or obtain, individually or in the aggregate, would not have a Material Adverse Effect. Each such Permit is valid and in full force and effect and there is no proceeding pending or threatened (or any basis therefor) that could cause any such Permit, filing or Approval that is material to the conduct of the business of the Company and the Subsidiaries taken as a whole as presently conducted to be revoked, withdrawn, canceled, suspended or not renewed.

                           (vi) No approval, consent, order, authorization,
                  designation, declaration or filing by or with any Federal or Florida regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated, except such as have been obtained or made, specifying the same.

         In rendering such opinion such counsel may state that they express no opinion regarding the applicability of any laws other than federal and Florida laws and regulation relating to health care or relating to reimbursement for health care services, to the businesses of the Company and the Subsidiaries taken as a whole. In addition, in each case where such opinion is qualified by "the best knowledge of such counsel after reasonable inquiry" or "know, after reasonable inquiry," such counsel may rely as to matters of fact upon certificates of executive and other officers and employees of the Company as you and such counsel shall deem are appropriate and such other procedures as you and such counsel shall mutually agree; provided, however, in each such case, such counsel shall state that is has no knowledge contrary to the information contained in such certificates or developed by such procedures and knows of no reason why you should not reasonably rely upon the information contained in such certificates or developed by such procedures. Such counsel may state that their knowledge is limited to the knowledge of shareholders, attorneys and other employees of such counsel's firm that have given attention to matters involving the Company. Such opinion may be subject to such assumptions as are reasonable and customary in opinions of this kind.

                  (f) You shall have received on the Closing Date (and the Additional Closing Date, if any) the opinion of Frimet & Rogalski, P.C., as special counsel for the Company for health care regulatory matters, dated the Closing Date (and the Additional Closing Date, if any) in form and substance satisfactory to you, to the effect that:

                           (i) The statements under the captions "Risk Factors
                  -- Governmental Regulation" and "-- Risks of Becoming Subject to Licensure" and "Business -- Governmental Regulation" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of [federal or] Michigan law, are accurate summaries in all material respects and fairly and correctly present the information called for with respect to such documents and matters.

                           (ii) Such counsel does not know, after reasonable
                  inquiry, of any [federal or] Michigan laws, rules or regulations, or any [federal or] Michigan legal or governmental proceedings, relating to the provision of health care services or reimbursement therefor in the jurisdictions in which the Company or any of the Subsidiaries conduct their respective businesses, or any contracts or documents to which the Company or any of the Subsidiaries is a party, the failure to comply with which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, which are not described in the Registration Statement or the Prospectus.

                           (iii) On the date of such opinion, neither the
                  Company nor any of the Subsidiaries are required to obtain or maintain any of the following: (a) certificates of need or determinations of need issued by any Michigan state health planning agency or Michigan state department of health; (b) accreditation or authorization from the Joint Commission on the Accreditation of Health Care Organizations or similar quasi-governmental organization; or (c) registration, authorization or license from any [federal or] Michigan agency, insurance carrier or other third party payor in order for the Practice Groups to receive reimbursement for professional services provided to the public.

                           (iv) Such counsel has no reason to believe that the
                  Company, any of the Subsidiaries, or any Practice Group is not conducting its respective businesses in material compliance with the laws, rules and regulations applicable thereto, including laws, rules and regulations relating to the payment of fees for the referral of patients, fee-splitting and the corporate practice of medicine. The provisions of the Company's or any of the Subsidiaries' management agreements and the other business arrangements described in the Prospectus and the operations of the Company or any of the Subsidiaries in accordance with the terms of such management agreements or arrangements are in material compliance with applicable law and government regulation, including without limitation laws, rules and regulations relating to the payment of fees for the referral of patients, fee-splitting and the corporate practice of medicine.

                           (v) To the best knowledge of such counsel after
                  reasonable inquiry each [Michigan] Practice Group and each Dentist practicing therein (i) owns or possesses and is operating in compliance with the terms, provisions and conditions of all Permits of and from all [federal and] Michigan governmental regulatory officials and bodies necessary to conduct its business, (ii) has made all necessary filings required under any [federal or] Michigan law, rule or regulation and (iii) has obtained all necessary Approvals from other [federal or] Michigan persons or governmental agencies in each case that are necessary to own or lease its properties and assets and to the conduct of its business, except where the failure to so own or possess, comply, file or obtain, individually or in the aggregate, would not have a material adverse effect on the Company and its Subsidiaries taken as a whole. Each such Permit is valid and in full force and effect and there is no proceeding pending or threatened (or any basis therefor) that could cause any such Permit, filing or Approval that is material to the conduct of the business of the Company as presently conducted to be revoked, withdrawn, canceled, suspended or not renewed.

                           (vi) No approval, consent, order, authorization,
                  designation, declaration or filing by or with any [Federal or] Michigan regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated, except such as have been obtained or made, specifying the same.

                           (vii) To the knowledge of such counsel after
                  reasonable inquiry there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, is subject, that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that are not described as required therein. Such counsel has not been informed of any legal or governmental proceedings pending or threatened against any Practice Group, or to which any Practice Group or any of its property is subject, that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that are not described as required therein.

                           (viii) To the knowledge of such counsel after
                  reasonable inquiry, neither the Company nor any Subsidiary is in violation of any [federal or] Michigan law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or [federal or] Michigan governmental agency or body having jurisdiction over the Company or any subsidiary except where such violations do not and will not, individually or in the aggregate, have a Material Adverse Effect.

         In rendering such opinion such counsel may state that they express no opinion regarding the applicability of any laws other than federal and Michigan laws and regulation relating to health care or relating to reimbursement for health care services, to the businesses of the Company and the Subsidiaries taken as a whole. In addition, in each case where such opinion is qualified by "the best knowledge of such counsel after reasonable inquiry" or "know, after reasonable inquiry," such counsel may rely as to matters of fact upon certificates of executive and other officers and employees of the Company as you and such counsel shall deem are appropriate and such other procedures as you and such counsel shall mutually agree; provided, however, in each such case, such counsel shall state that is has no knowledge contrary to the information contained in such certificates or developed by such procedures and knows of no reason why you should not reasonably rely upon the information contained in such certificates or developed by such procedures. Such counsel may state that their knowledge is limited to the knowledge of shareholders, attorneys and other employees of such counsel's firm that have given attention to matters involving the Company. Such opinion may be subject to such assumptions as are reasonable and customary in opinions of this kind.

                  (g) You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Testa, Hurwitz & Thibeault, LLP, as counsel for the Underwriters, dated the Closing Date (and the Additional Closing Date, if any) with respect to the issuance and sale of the Firm Shares, the Registration Statement and other related matters as you may reasonably request and the Company and its counsel shall have furnished to your counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (h) You shall have received letters addressed to you and dated the date hereof and the Closing Date from Price Waterhouse, independent certified public accountants, substantially in the forms heretofore approved by you.

                  (i)(i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or, to the knowledge of the Company, shall be threatened or contemplated by the Commission at or prior to the Closing Date; (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending or, to the knowledge of the Company, threatened or contemplated by the Commission or the authorities of any jurisdiction; (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities; (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to you and you did not object thereto in good faith; and (v) all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you) to the effect set forth in this
         Section 10(i) and in Sections 10(b) and 10(j) hereof.

                  (j) The Company shall not have failed in any respect at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (k) You shall have received a certificate, dated on and as of the Closing Date, by or on behalf of the Selling Stockholders to the effect that as of such Closing Date such Selling Stockholders', representations and warranties in this Agreement are true and correct as if made on and as of such Closing Date, and that such Selling Stockholders have performed all of their obligations and satisfied all the conditions on such Selling Stockholders' part to be performed or satisfied at or prior to the Closing Date.

                  (l) The Company and the Selling Stockholders shall have furnished or caused to have been furnished to you such further certificates and documents as you shall have reasonably requested.

                  (m) At or prior to the Closing Date, you shall have received the written commitment of each of the Company's officers and directors and each beneficial owner of Common Stock or securities entitling the holder to purchase Common Stock not to, during the Lock-up Period, directly or indirectly effect a Disposition of any shares of Common Stock or any Securities now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than with the prior written consent of Raymond James.

                  (n) At or prior to the effective date of the Registration Statement, you shall have received a letter from the Corporate Financing Department of the NASD confirming that such Department has determined to raise no objections with respect to the fairness or reasonableness of the underwriting terms and arrangements of the offering contemplated hereby.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

         The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of the Additional Closing Date of the conditions set forth in this Section 10, except that, if the Additional Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (l) shall be dated as of the Additional Closing Date and the opinions called for by paragraphs (c) and
(d) shall be revised to reflect the sale of Additional Shares.

         If any of the conditions hereinabove provided for in this Section 10 shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by you by notifying the Company of such termination in writing or by telegram at or prior to such Closing Date, but you shall be entitled to waive any of such conditions.

         11. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective upon the later of (a) the execution and delivery hereof by the parties hereto, and (b) release of notification of the effectiveness of the Registration Statement by the Commission; provided, however, that the provisions of Sections 8 and 9 shall at all times be effective.

         If any one or more of the Underwriters shall fail or refuse to purchase Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Firm Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in the Agreement Among Underwriters, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed, but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case which does not result in termination of this Agreement, either you or the Company and the Selling Stockholders shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.

         12. DEFAULT BY SELLING STOCKHOLDER. If on the Closing Date any Selling Stockholder fails to sell the Firm Shares which such Selling Stockholder has agreed to sell on such date as set forth in SCHEDULE II hereto, the Company agrees that it will sell or arrange for the sale of that number of shares of Common Stock to the Underwriters which represents Firm Shares which such Selling Stockholder has failed to so sell, as set forth in SCHEDULE II hereto, or such lesser number as may be requested by the Representatives.

         13. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company or the Selling Stockholders by notice to the Company and the Selling Stockholders, if prior to the Closing Date or the Additional Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, in your sole judgment, (i) trading in the Company's Common Stock shall have been suspended by the Commission or the NASDAQ/NMS (ii) trading in securities generally on the New York Stock Exchange, American Stock Exchange or NASDAQ/NMS shall have been suspended or materially limited, or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any such exchange or by order of the Commission or any court or other governmental authority, (iii) a general moratorium on commercial banking activities shall have been declared by either federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions or other material event the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of Shares. Notice of such cancellation shall be promptly given to the Company and its counsel by telegraph, telecopy or telephone and shall be subsequently confirmed by letter.

         14. INFORMATION FURNISHED BY THE UNDERWRITERS. The Company acknowledges that the statements set forth under footnote (3) on the cover page of the Prospectus and in the third and seventh paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you or on your behalf as such information is referred to in Sections 6(a), 6(b) and 9 hereof.

         15. MISCELLANEOUS. Except as otherwise provided in Sections 5 and 13 hereof, notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be delivered (i) if to the Company or Selling Stockholders, to the office of the Company at Dental Care Alliance, 1343 Main Street, 7th Floor, Sarasota, FL 34236, Attention: Steven R. Matzkin (with copy to Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A., 1221 Brickell Avenue, Miami, FL 33131, Attn.: Robert L. Grossman) or (ii) if to you, as Representatives of the Underwriters, to Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, Attention: Frank E. Hancock; (with copy to Testa, Hurwitz & Thibeault, LLP, Attn.: Leslie E. Davis).

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 9 hereof, the Selling Stockholders and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither of the terms "successor" and "successors and assigns" as used in this Agreement shall include a purchaser from you of any of the Shares in his status as such purchaser.

         16. APPLICABLE LAWS; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without reference to choice of law principles thereunder.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. This Agreement shall be effective when, but only when, at least one counterpart hereof shall have been executed on behalf of each party hereto.

         THE COMPANY, THE SELLING STOCKHOLDERS AND THE UNDERWRITERS EACH HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY CLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.

                                        Very truly yours,
                                        DENTAL CARE ALLIANCE, INC.



                                        ---------------------------

                                        By:
                                             ----------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              -----------------------------


                                        SELLING STOCKHOLDERS


                                        By:
                                             ----------------------------
                                        Name:
                                             ----------------------------
                                        Title:  Attorney-in-Fact

                                        As Attorney-in-Fact acting on behalf of
                                        each of the Selling Stockholders named
                                        in Schedule II to this Agreement


CONFIRMED as of the date first above
mentioned, on behalf of itself and the other several Underwriters named in Schedule I hereto.

RAYMOND JAMES & ASSOCIATES, INC.


By:
      ----------------------------
Name:
      ----------------------------
Title:
      ----------------------------

                                   SCHEDULE I

         NAME                                             NUMBER OF FIRM SHARES
         ----                                             ---------------------

Raymond James & Associates, Inc........................
William Blair & Company, L.L.C.........................








TOTAL..................................................        _________

                                   SCHEDULE II

                             FIRM SHARES       ADDITIONAL SHARES        TOTAL
                             -----------       -----------------       ------

Company                         _____                _____              _____
-------

[Selling Stockholders]          _____                _____              _____
----------------------

TOTAL                           _____                _____              _____